Supplemental Data
September 30, 2009

2 Table of Contents PAGE About Gramercy Capital Corp. 3 Consolidated Financial Information Comparative Balance Sheets 5, 6 Comparative Statements of Operations 7 Reconciliation of Discontinued Operations 8, 9 Comparative Computation of FFO 10 Condensed Consolidated Statement of Stockholders’ Equity 11 Capitalization Analysis 12 Debt Data Consolidated Debt Summary Schedule 14 Debt Amortization Schedule by Years 15 Gramercy Finance Finance Portfolio Summary 17 Loan Maturity Schedule 18 Loan Region and Property Type 19 Credit Ratings of CMBS Investments 20 CMBS Region and Property Type 21 Gramercy Realty Realty Comparative Balance Sheets 23, 24 Realty Comparative Statements of Operations 25 Realty Property NOI 26 Realty Portfolio Summary 27, 28 Portfolio Vacancies 29, 30 Lease Expiration 31, 32 Top Ten 33 - 35 Dispositions 36 Glossary 37 Corporate and Investor Information 38, 39

GRAMERCY CAPITAL CORP.

About Gramercy Capital Corp.

Q3 2009 Supplemental

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate specialty finance and property investment company operating in two complementary areas: Gramercy Finance, which focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities; and Gramercy Realty, which focuses on the acquisition and management of commercial properties leased primarily to financial institutions and affiliated users throughout the United States. Neither Gramercy Finance nor Gramercy Realty is a separate legal entity but are divisions of the Company through which the Company's commercial real estate finance and property investment businesses are conducted.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, and Charlotte, North Carolina.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gkk.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the success or failure of the Company's efforts to implement its current business strategy; the strength of the commercial finance and real estate property markets, and the banking industry specifically; competitive market conditions; unanticipated administrative costs; general and local economic conditions; interest rates; capital and credit market conditions; bankruptcies and defaults of borrowers or tenants in the Company's properties or properties securing the Company's debt investments; difficulties encountered in integrating the Company's former external manager into the Company; the resolution of the Company's non-performing and sub-performing assets; compliance with financial covenants; maintenance of liquidity needs; management changes; compliance with over-collateralization and interest coverage tests in the Company's CDOs; and other factors including those listed in the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q, which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

3

Consolidated
Financial Information

GRAMERCY CAPITAL CORP.

Comparative Balance Sheets - Assets

Q3 2009 Supplemental

(Unaudited - in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Assets					
Real estate investments, at cost:					
Land	$ 904,296	$ 902,958	$ 904,196	$ 891,500	$ 739,278
Building and improvements	2,419,471	2,410,975	2,414,527	2,441,839	2,631,386
Less: accumulated depreciation	(91,881)	(76,692)	(61,493)	(47,071)	(36,356)
Total real estate investments, net	3,231,886	3,237,241	3,257,230	3,286,268	3,334,308
Cash and cash equivalents	96,745	87,610	83,199	136,828	95,195
Restricted cash	254,128	200,306	233,140	234,781	263,340
Pledged government securities, net	98,337	99,447	100,483	101,576	102,607
Loans and other lending investments, net	1,451,703	1,676,726	1,914,606	2,213,473	2,230,770
Commercial mortgage backed securities	983,367	947,663	887,585	869,973	857,402
Investment in joint ventures	106,803	102,669	99,433	93,919	93,087
Assets held for sale, net	146,896	266,951	261,554	192,780	204,314
Tenant and other receivables, net	27,944	20,626	27,005	28,129	25,739
Derivative instruments, at fair value	-	-	-	-	437
Accrued interest	32,813	29,493	23,392	25,447	22,027
Acquired lease assets, net	465,502	480,012	499,652	536,212	399,903
Deferred costs, net	38,615	43,376	47,016	53,248	74,256
Other assets	50,694	48,874	53,669	48,322	63,262
Total assets	$ 6,985,433	$ 7,240,994	$ 7,487,964	$ 7,820,956	$ 7,766,647

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GRAMERCY CAPITAL CORP.

Comparative Balance Sheets – Liabilities & Equity

Q3 2009 Supplemental

(Unaudited - in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Liabilities					
Mortgage notes payable	$ 1,754,946	$ 1,763,690	$ 1,771,512	$ 1,833,005	$ 1,947,710
Mezzanine notes payable	566,442	569,122	573,464	580,462	598,063
Credit facilities	-	-	-	172,301	172,301
Term loan, credit facility and repurchase facility	48,881	64,976	79,601	95,897	107,994
Collateralized debt obligations	2,608,230	2,608,175	2,607,759	2,608,065	2,662,955
Junior subordinated notes	150,000	150,000	150,000	-	-
Total secured and other debt	5,128,499	5,155,963	5,182,336	5,289,730	5,489,023
Accounts payable and accrued expenses	83,862	79,441	74,378	88,437	110,679
Management and incentive fees payable	-	-	1,972	979	5,089
Dividends payable	9,317	6,981	4,661	2,325	2,341
Accrued interest payable	8,896	8,217	8,004	8,167	10,806
Deferred revenue	92,352	86,066	99,683	98,693	59,480
Below market lease liabilities, net	795,833	816,012	845,769	846,351	708,186
Leasehold interests, net	18,939	19,556	20,361	21,051	21,759
Liabilities related to assets held for sale	61,001	67,684	60,372	110,543	9,626
Derivative instruments, at fair value	139,421	96,563	206,529	157,776	83,718
Other liabilities	23,993	29,787	27,394	14,471	12,376
Deferrable interest debentures held by trusts that issued trust preferred securities	-	-	-	150,000	150,000
Total liabilities	6,362,113	6,366,270	6,531,459	6,788,523	6,663,083
Stockholders' equity:					
Common stock	50	50	50	50	51
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,078,828	1,078,526	1,078,109	1,077,983	1,081,055
Accumulated other comprehensive income	(142,260)	(99,567)	(209,522)	(160,739)	(82,991)
(Accumulated deficit) retained earnings	(427,327)	(224,211)	(26,069)	1,222	(8,219)
Total Gramercy Capital Corp. stockholders' equity	620,496	866,003	953,773	1,029,721	1,101,101
Non-controlling interest	2,824	8,721	2,732	2,712	2,463
Total stockholders' equity	623,320	874,724	956,505	1,032,433	1,103,564
Total liabilities and stockholders' equity	$ 6,985,433	$ 7,240,994	$ 7,487,964	$ 7,820,956	$ 7,766,647

6

GRAMERCY CAPITAL CORP.

Comparative Statements of Operations

Q3 2009 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Revenues:				
Investment income	$ 42,222	$ 60,552	$ 140,014	$ 197,882
Rental revenue	79,831	75,437	242,943	151,663
Operating expense reimbursements	30,315	31,760	89,682	61,512
Gain on sales and other income	1,262	5,432	3,778	14,420
Total revenues	153,630	173,181	476,417	425,477
Operating expenses:				
Real estate taxes	9,955	9,192	28,939	18,459
Ground rent and leasehold obligations	4,701	4,836	13,204	8,898
Utilities	11,165	11,677	30,143	21,147
Direct billable expenses	2,453	2,869	6,699	4,226
Other property operating expenses	18,105	19,105	57,289	38,699
Total operating expenses	46,379	47,679	136,274	91,429
Net operating income	107,251	125,502	340,143	334,048
Other income (expense):				
Gain on extinguishment of debt	-	11,681	107,229	33,378
Business acquisition costs	-	-	(5,010)	-
Impairment on loans held for sale	(13,551)	-	(139,930)	-
Management fees	-	(8,025)	(7,787)	(24,275)
Incentive fee	-	-	-	(5,100)
Marketing, general and administrative	(8,478)	(6,201)	(21,802)	(13,087)
Provision for loan loss	(205,508)	(18,875)	(425,692)	(50,089)
Total other income (expense)	(227,537)	(21,420)	(492,992)	(59,173)
EBITDA	(120,286)	104,082	(152,849)	274,875
Interest expense	55,933	76,592	179,511	192,434
Depreciation and amortization	27,393	20,752	84,825	42,764
Income (loss) before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(203,612)	6,738	(417,185)	39,677
Equity in net income from unconsolidated joint ventures	2,397	1,752	6,584	7,154
Provision for taxes	(88)	(36)	(2,489)	(47)
Net income (loss) from continuing operations	(201,303)	8,454	(413,090)	46,784
Net income (loss) from discontinued operations	(2,438)	1,174	(20,900)	961
Net gains from disposals	3,021	-	11,505	-
Net income (loss) from discontinued operations	583	1,174	(9,395)	961
Net income (loss)	(200,720)	9,628	(422,485)	47,745
Net (income) loss attributable to non-controlling interest	(60)	31	944	(219)
Net income (loss) attributable to Gramercy Capital Corp.	(200,780)	9,659	(421,541)	47,526
Preferred stock dividends	(2,336)	(2,336)	(7,008)	(7,008)
Net income (loss) available to common stockholders	$ (203,116)	$ 7,323	$ (428,549)	$ 40,518
Basic earnings per share:				-
Net income (loss) available to common stockholders	$ (4.07)	$ 0.14	$ (8.60)	$ 0.89
Diluted earnings per share:				
Net income (loss) available to common stockholders	$ (4.07)	$ 0.14	$ (8.60)	$ 0.88
Dividends per common share	$ -	$ -	$ -	$ 1.26
Basic weighted average common shares outstanding	49,857	51,307	49,844	45,736
Diluted weighted average common shares and common share equivalents outstanding	49,857	51,356	49,844	45,814

7

Reconciliation of Discontinued Operations

Q3 2009 Supplemental

(Unaudited - in thousands)

	Quarter Ended September 30, 2009 Pre-DISCOPS	Quarter Ended September 30, 2009 DISCOPS	Quarter Ended September 30, 2009 Post-DISCOPS
Revenues:			
Investment income	$ 42,222	$ -	$ 42,222
Rental revenue	83,837	(4,006)	79,831
Operating expense reimbursements	32,624	(2,309)	30,315
Gain on sales and other income	1,883	(621)	1,262
Total revenues	160,566	(6,936)	153,630
Operating expenses:			
Real estate taxes	11,414	(1,459)	9,955
Ground rent and leasehold obligations	5,072	(371)	4,701
Utilities	11,576	(411)	11,165
Direct billable expenses	2,836	(383)	2,453
Other property operating expenses	23,977	(5,872)	18,105
Total operating expenses	54,875	(8,496)	46,379
Net operating income	105,691	1,560	107,251
Other income (expense):			
Business acquisition costs	-	-	-
Impairment	(13,551)	-	(13,551)
Management fees	-	-	-
Marketing, general and administrative	(8,478)	-	(8,478)
Provision for loan loss	(205,508)	-	(205,508)
Total other income (expense)	(227,537)	-	(227,537)
EBITDA	(121,846)	1,560	(120,286)
Interest expense	56,620	(687)	55,933
Depreciation and amortization	27,584	(191)	27,393
Net gains from disposals	(3,021)	3,021	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(203,029)	(583)	(203,612)
Equity in net income from unconsolidated joint ventures	2,397	-	2,397
Provision for taxes	(88)	-	(88)
Net loss from continuing operations	$ (200,720)	$ (583)	$ (201,303)
Net loss from discontinued operations	$ -	$ (2,438)	$ (2,438)
Net gains from disposals	-	3,021	3,021
Net loss from discontinued operations	-	583	583
Net (income) attributable to non-controlling interest	(60)	-	(60)
Net loss attributable to Gramercy Capital Corp.	$ (200,780)	$ -	$ (200,780)

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GRAMERCY CAPITAL CORP.

Reconciliation of Discontinued Operations

Q3 2009 Supplemental

(Unaudited - in thousands)

	Year to Date Period Ended		
	September 30, 2009 Pre-DISCOPS	September 30, 2009 DISCOPS	September 30, 2009 Post-DISCOPS
Revenues:			
Investment income	$ 140,014	$ -	$ 140,014
Rental revenue	254,792	(11,849)	242,943
Operating expense reimbursements	96,774	(7,092)	89,682
Gain on sales and other income	4,553	(775)	3,778
Total revenues	496,133	(19,716)	476,417
Operating expenses:			
Real estate taxes	32,915	(3,976)	28,939
Ground rent and leasehold obligations	14,062	(858)	13,204
Utilities	31,760	(1,617)	30,143
Direct billable expenses	7,910	(1,211)	6,699
Other property operating expenses	86,462	(29,173)	57,289
Total operating expenses	173,109	(36,835)	136,274
Net operating income	323,024	17,119	340,143
Other income (expense):			
Gain on extinguishment of debt	107,229	-	107,229
Business acquisition costs	(5,010)	-	(5,010)
Impairment	(139,930)	-	(139,930)
Management fees	(7,787)	-	(7,787)
Marketing, general and administrative	(21,803)	1	(21,802)
Provision for loan loss	(425,692)	-	(425,692)
Total other income (expense)	(492,993)	1	(492,992)
EBITDA	(169,969)	17,120	(152,849)
Interest expense	181,549	(2,038)	179,511
Depreciation and amortization	86,058	(1,233)	84,825
Net gains from disposals	(11,506)	11,506	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(426,070)	8,885	(417,185)
Equity in net income from unconsolidated joint ventures	6,110	474	6,584
Provision for taxes	(2,525)	36	(2,489)
Net loss from continuing operations	$ (422,485)	$ 9,395	$ (413,090)
Net loss from discontinued operations	$ -	$ (20,900)	$ (20,900)
Net gains from disposals	-	11,505	$ 11,505
Net loss from discontinued operations	-	(9,395)	(9,395)
Net loss attributable to non-controlling interest	944	-	944
Net loss attributable to Gramercy Capital Corp.	$ (421,541)	$ -	$ (421,541)

9

Comparative Computation of FFO 10 (Unaudited - in thousands, except per share data) September 30, 2009 September 30, 2008 September 30, 2009 September 30, 2008 Net income available to common stockholders (203,116) $                   7,323 $                        (428,549) $                   40,518 $                      Add: Depreciation and amortization 29,328                         25,677                         92,456                         55,988                         FFO adjustment for unconsolidated joint ventures 1,082                          104                             3,370                          469                             Less: Non-real estate depreciation and amortization (2,450)                          (2,489)                          (8,098)                          (9,402)                          Gain on sale of properties (3,020)                          -                               (4,974)                          -                               Funds from operations (178,176) $                   30,615 $                      (345,795) $                   87,573 $                      Funds from operations per share - basic (3.57) $                         0.60 $                         (6.94) $                         1.92 $                         Funds from operations per share - diluted (3.57) $                         0.60 $                         (6.94) $                         1.91 $                         Quarter Ended Year to Date

GRAMERCY CAPITAL CORP.

Consolidated Statement of Stockholders' Equity

Q3 2009 Supplemental

(Unaudited - in thousands)

	Common Stock		Series A Preferred Stock	Additional Paid-In-Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings / (Accumulated Deficit)	Total Gramercy Capital Corp.	Non-controlling interest	Total	Comprehensive Income (loss)
	Shares	Par Value								
Balance at December 31, 2008	49,852	$ 50	$ 111,205	$ 1,077,983	$ (160,739)	$ 1,222	$ 1,029,721	$ 2,712	$ 1,032,433	
Net loss						(421,541)	(421,541)	(944)	(422,485)	(421,541)
Change in net unrealized (loss) on derivative instruments					17,852		17,852		17,852	17,852
Reclassification adjustments from cash flow hedges included in net income									-	
Net unrealized gain/ (loss) on securities previous available for sale					627		627		627	627
Issuance of stock - stock purchase plan	39			16			16		16	
Proceeds from stock option exercises									-	
Stock based compensation - fair value	(32)			829			829		829	
Deferred compensation plan, net									-	
Distribution to non-controlling interest holder							-	(6,171)	(6,171)	
Dividends declared on common stock									-	
Dividends accrued on preferred stock						(7,008)	(7,008)		(7,008)	
Non-controlling interest through acquistion							-	7,227	7,227	
Balance at September 30, 2009	49,859	$ 50	$ 111,205	$ 1,078,828	$ (142,260)	$ (427,327)	$ 620,496	$ 2,824	$ 623,320	$ (403,062)

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GRAMERCY CAPITAL CORP.

Capitalization Analysis

Q3 2009 Supplemental

(Unaudited - in thousands, except per share data)

Market Capitalization	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Common stock:					
Common shares outstanding	49,859,322	49,848,333	49,863,831	49,852,243	51,316,586
Share price (end of period)	$ 2.43	$ 1.61	$ 0.97	$ 1.28	$ 2.59
Preferred stock:					
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$ 25	$ 25	$ 25	$ 25	$ 25
Equity market capitalization	$ 236,158	$ 195,256	$ 163,368	$ 178,811	$ 247,910
Secured and Other Debt					
Mortgage notes payable	$ 1,754,946	$ 1,763,690	$ 1,771,512	$ 1,833,005	$ 1,947,710
Mezzanine loan payable	566,442	569,122	573,464	580,462	598,063
Term loan, credit facility and repurchase facility	48,881	64,976	79,601	95,897	107,994
CDOs	2,608,230	2,608,175	2,607,759	2,608,065	2,662,955
Total secured debt	4,978,499	5,005,963	5,032,336	5,117,429	5,316,722
Credit facilities	-	-	-	172,301	172,301
Junior subordinated notes/Trust preferred securities	150,000	150,000	150,000	150,000	150,000
Total unsecured debt	150,000	150,000	150,000	322,301	322,301
Total debt	$ 5,128,499	$ 5,155,963	$ 5,182,336	$ 5,439,730	$ 5,639,023
Total enterprise value (debt and equity market capitalization)	$ 5,364,657	$ 5,351,219	$ 5,345,704	$ 5,618,541	$ 5,886,933
Available under Lines of Credit and Facilities					
Secured line commitment	$ -	$ -	$ -	$ 406,692	$ 412,100
Maximum available based on collateral pool	-	-	-	130,335	147,078
Balance outstanding	-	-	-	95,897	107,994
Availability	-	-	-	34,438	39,084
Mark-to-market adjustment	-	-	-	-	3,123
Restricted liquidity	-	-	-	34,438	35,961
Net available liquidity	-	-	-	-	-
Unfunded commitments	-	-	-	-	16,869
Available pledge capacity	-	-	-	276,357	248,153
Unsecured line commitment	-	-	-	175,000	175,000
Balance outstanding	-	-	-	172,301	172,301
Availability	-	-	-	2,699	2,699
Total availability	$ -	$ -	$ -	$ 279,056	$ 250,852
Common Stock Price					
High	$ 2.97	$ 3.20	$ 1.68	$ 2.66	$ 11.89
Low	$ 1.23	$ 0.98	$ 0.43	$ 0.70	$ 2.48

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Debt Data

GRAMERCY CAPITAL CORP.

Debt Summary Schedule

Q3 2009 Supplemental

(Dollars in millions)

Mortgage/Borrowing	Number of Properties	9/30/2009 Balance [1]	Coupon Interest Rate [2]	Maturity Date
Secured Fixed-Rate Debt:				
Bank of America - BBD1	116	$352.7	5.47%	Dec-2013
Bank of America - BBD2	138	215.2	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	74.2	5.53%	Oct-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
BOA Plaza - St Louis	1	51.8	4.55%	Jan-2010
Pitney Bowes - Bank of America	70	48.8	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	40.2	6.17%	Feb-2013
Beaver Valley	1	39.6	5.06%	Jan-2015
FSI 6000D	16	31.3	5.80%	Jun-2017
FSI 6000B	16	30.0	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wachovia A	23	21.7	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.2	8.29%	Aug-2010
Debt With Principal Balance < $3 Million	30	39.0	5.90%	n/a
Total Secured Fixed-Rate Debt	**475**	**$1,310.3**	**5.69%**	**n/a**
Unsecured Fixed-Rate Debt:				
Junior Subordinate Notes [3]	n/a	$150.0	0.50%	Jun-2035
Total Unsecured Fixed-Rate Debt		**$150.0**	**0.50%**	**n/a**
Total Fixed-Rate Debt	**475**	**$1,460.3**	**5.16%**	**n/a**
Secured Floating-Rate Debt:				
CDO 2007-1	n/a	$981.3	3m L+0.460%	Aug-2056 [4]
CDO 2006-1	n/a	842.0	3m L+0.370%	Jul-2041 [4]
CDO 2005-1	n/a	784.7	3m L+0.490%	Jul-2035 [4]
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	472.6	1m L+5.200%	Mar-2010 [5]
Goldman/Citigroup/SL Green Mortgage	196	241.3	1m L+1.988%	Mar-2010 [5]
PB Capital Mortgage	44	238.1	1m L+1.650%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	93.9	1m L+6.000%	Mar-2010 [5]
Wachovia Credit Facility	n/a	44.5	1m L+1.29%	Mar-2011
Goldman Repurchase Facility	n/a	4.3	1m L+1.29%	Nov-2009 [6]
Total Secured Floating-Rate Debt	**240**	**$3,702.7**		**n/a**
Unsecured Floating-Rate Debt:				
Total Unsecured Floating-Rate Debt				
Total Floating-Rate Debt	**240**	**$3,702.7**		**n/a**
Total Debt	**715**	**$5,163.0**		**n/a**
% Secured Debt Balance to Total Debt				**97.1%**
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)				**51.0%**

(1) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts
(2) Coupon Interest Rate is the stated coupon and is not adjusted for our hedging activity
(3) Fixed interest rate of 0.5% per annum ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity
(4) Maturity dates listed are stated final maturities.
(5) Maturity date is 3/11/2010 with option to extend to 3/11/2011
(6) Facility paid off on 10/27/2009

14

Debt Amortization Schedule by Years 15 (Dollars in millions) 9/30/2009 Coupon 2014 2019 Number of Principal Interest Remaining Through Through Mortgage/Borrowing Properties Balance (9) Rate (10) Term (Yrs) 2009 2010 2011 2012 2013 2018 2023 > 2023 CDO 2007-1 (1) n/a $981.3 3m L+0.460% 46.9           $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $981.3 CDO 2006-1 (1) n/a 842.0 3m L+0.370% 31.8           $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $842.0 CDO 2005-1 (1) n/a 784.7 3m L+0.490% 25.8           $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $784.7 Goldman/Citigroup/KBS/SL Green Mezzanine (2) 0 472.6 1m L+5.200% 0.4             $0.0 $472.6 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Bank of America - BBD1 (3) 116 352.7 5.467% 4.2             $2.9 $11.9 $12.6 $13.2 $312.1 $0.0 $0.0 $0.0 Goldman/Citigroup/SL Green Mortgage (4) 196 241.3 1m L+1.988% 0.4             $0.0 $241.3 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 PB Capital Mortgage (5) 44 238.1 1m L+1.650% 3.5             $0.0 $0.0 $0.0 $0.0 $238.1 $0.0 $0.0 $0.0 Bank of America - BBD2 138 215.2 5.963% 9.9             $0.9 $3.9 $4.1 $4.4 $4.7 $28.0 $169.2 $0.0 Dana - Bank of America 15 180.0 5.610% 8.3             $0.0 $0.0 $0.0 $0.0 $0.0 $180.0 $0.0 $0.0 Junior Subordinate Notes (6) n/a 150.0 0.500% 25.8           $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $150.0 Goldman/Citigroup/KBS/SL Green Mezzanine (2) n/a 93.9 1m L+6.000% 0.4             $0.0 $93.9 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 101 Independence 1 74.2 5.527% 7.0             $0.3 $1.4 $1.5 $1.6 $1.7 $67.7 $0.0 $0.0 Wachovia Credit Facility n/a 44.5 1m L+1.290% 1.5             $0.0 $0.0 $44.5 $0.0 $0.0 $0.0 $0.0 $0.0 292 Madison (100%) 1 59.1 6.170% 7.8             $0.0 $0.0 $0.0 $0.0 $0.0 $59.1 $0.0 $0.0 BOA Plaza - St Louis 1 51.8 4.546% 0.3             $0.6 $51.2 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Pitney Bowes - Bank of America 70 48.8 5.328% 13.0           $1.5 $1.6 $1.8 $1.8 $1.9 $11.1 $29.1 $0.0 One Citizens Plaza 1 43.5 5.703% 2.3             $0.0 $0.0 $0.0 $43.5 $0.0 $0.0 $0.0 $0.0 801 Market Street 1 40.2 6.170% 3.3             $0.2 $0.7 $0.8 $0.8 $37.6 $0.1 $0.0 $0.0 Beaver Valley 1 39.6 5.055% 5.3             $0.2 $0.8 $0.8 $0.9 $0.9 $36.0 $0.0 $0.0 FSI 6000D 16 31.3 5.800% 7.7             $0.0 $0.2 $0.4 $0.4 $0.4 $29.9 $0.0 $0.0 FSI 6000B 16 30.0 5.800% 7.7             $0.0 $0.2 $0.4 $0.4 $0.4 $28.6 $0.0 $0.0 FSI 6000A 15 26.4 6.800% 8.0             $0.0 $0.0 $0.0 $0.0 $0.3 $26.1 $0.0 $0.0 FSI 6000C 15 22.7 6.800% 8.0             $0.0 $0.0 $0.0 $0.0 $0.2 $22.5 $0.0 $0.0 Pitney Bowes - Wachovia A 23 21.7 5.496% 13.7           $0.3 $1.1 $1.2 $1.2 $1.3 $7.7 $8.9 $0.0 Sterling Bank 14 19.9 5.565% 7.3             $0.0 $0.0 $0.0 $0.0 $0.0 $19.9 $0.0 $0.0 Jenkins Court 1 14.2 8.290% 0.9             $0.1 $14.1 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Goldman Repurchase Facility (7) n/a 4.3 1m L+1.290% 0.1             $4.3 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Debt With Principal Balance >=$1 Million & <$3 Million (8) 16 29.4 5.820% 3.5 $0.3 $1.3 $1.2 $8.0 $18.6 $0.0 $0.0 $0.0 Debt With Principal Balance < $1 Million 14 9.6 6.133% 5.4 $0.1 $0.4 $0.5 $4.2 $3.0 $0.6 $0.8 $0.0 Total / Weighted Avg 715 $5,163.0 $11.7 $896.6 $69.8 $80.4 $621.2 $517.3 $208.0 $2,758.0 (1)   Stated Coupon is the combined weighted average of all classes of securities.  Maturity dates listed are the stated final maturities. (2)   Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/11/2010 with option to extend to 3/11/2011 - 1M LIBOR cap of 5.25% (3)   $84.2 million is collateralized by defeasance securities (4)   GS Mortgage Loan floating rate based on LIBOR + 199bps - Maturity date is 3/11/2010 with option to extend to 3/11/2011 (5)   PB Capital Mortgage Loan floating rate based on LIBOR + 165bps (6)   Fixed interest rate of 0.5% per annum commencing 1/30/2009 and ending 1/29/2012, and a fixed interest rate of 7.5% per annum thereafter through maturity (7)   Facility paid off on 10/27/2009 (8)   $4.3 million is collateralized by defeasance securities (3 Loans) (9)   Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts (10)  Schedule does not include any impact as a result of hedging activity Debt Summary Remaining Debt Amortization

Gramercy Finance

GRAMERCY CAPITAL CORP.

Gramercy Finance – Portfolio Summary

Q3 2009 Supplemental

(Dollars in Thousands)

Loan Portfolio and Commercial Real Estate Securities - September 30, 2009

Type	Investment Count	Debt Investments	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread [(1)]	Weighted Avg Floor [(2)]	Investments Subject to Floor
Whole Loans - Floating Rate	29	$904,774	60.5%		403 bps	328 bps	$666,565
Subordinate Mortgage - Floating Rate	5	77,761	5.2%		259 bps	200 bps	31,814
Mezzanine Loans - Floating Rate	12	218,825	14.6%		597 bps	316 bps	100,347
Preferred Equity- Floating Rate	1	28,198	1.9%		1,064 bps	N/A	0
Total Floating Rate Investments	**47**	**$1,229,558**	**82.2%**		**444 bps**	**321 bps**	**$798,726**
Whole Loans - Fixed Rate	6	122,839	8.2%	6.89%			
Subordinate Mortgage - Fixed Rate	5	44,900	3.0%	8.85%			
Mezzanine Loans - Fixed Rate	5	86,037	5.8%	7.99%			
Preferred Equity - Fixed Rate	1	12,247	0.8%	7.20%			
Total Fixed Rate Investments	**17**	**266,023**	**17.8%**	**7.59%**			
Subtotal for Loan Portfolio	**64**	**$1,495,581**	**100.0%**	**7.59%**	**444 bps**	**321 bps**	**$798,726**
Real Estate Securities - Floating Rate	8	71,078	7.2%		315 bps		
Real Estate Securities - Fixed Rate	88	912,289	92.8%	7.75%			
Subtotal	**96**	**$983,367**	**100.0%**	**7.75%**	**315 bps**		
Total / Average		**$2,478,948**		**7.71%**	**437 bps**	**321 bps**	**$798,726**

(1) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loans classified as Non-Performing. The schedule includes Non-Performing loans classified as Whole Loans - Floating Rate of approximately $73.4 million with an effective spread of 638 basis points and Non-performing loans classified as Mezzanine - Floating Rate of approximately $12.9 million with an effective spread of 858 basis points.

(2) Weighted Average Floor calculated for loans subject to Floor.

17

Gramercy Finance – Loan Maturity Schedule 18 (Dollars in thousands) Loan Portfolio by Current Maturity - September 30, 2009 Year No. Balance Percentage 2009 11 $       254,556 17.0% 2010 21 564,433                 37.8% 2011 18 440,997                 29.5% 2012 3 88,532                   5.9% 2013 0 -                         0.0% Thereafter 11 147,063                 9.8% Total 64 $   1,495,581 100.0% Loan Portfolio by Fully Extended Maturity (1) - September 30, 2009 Year No. Balance Percentage 2009 3 $        80,559 5.4% 2010 6 182,920                 12.2% 2011 27 659,141                 44.1% 2012 14 301,501                 20.2% 2013 2 94,929                   6.3% Thereafter 12 176,531                 11.8% Total 64 $   1,495,581 100.00% (1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are exercised.

Gramercy Finance – Loan Region and Property Type 19 (Dollars in thousands) Loan Portfolio by Region - September 30, 2009 Region No. (1) Balance Percentage Northeast 24 $       685,418 45.8% West 16 381,222 25.5% South 6 142,872 9.6% Mid-Atlantic 8 127,734 8.5% Southwest 4 83,883 5.6% Various (2) 5 52,232 3.5% Midwest 1 22,220 1.5% Total 64 $   1,495,581 100.0% Loan Portfolio by Property Type - September 30, 2009 Property Type No. (1) Balance Percentage Office   25 $       684,984 45.8% Hotel 10 231,772                    15.5% Land - Commercial 6 178,175                    11.9% Multifamily 5 112,252                    7.5% Retail 5 106,963                    7.2% Condo 3 59,671                      4.0% Industrial 2 50,743                      3.4% Land - Residential 4 34,407                      2.3% Mixed-Use 1 26,952                      1.8% Other (3) 3 9,662                       0.6% Total 64 $   1,495,581 100.0% (1) Represents the number of Investments, not the property count of the underlying collateral. (2) Includes IO Strips and a Defeased Loan. (3) Includes IO Strips and a Defeased Loan, and a loan to one Sponsor secured by the equity interests in seven properties.

GRAMERCY CAPITAL CORP.

Gramercy Finance – Credit Ratings of CMBS Investments

Q3 2009 Supplemental

(Dollars in thousands)

Real Estate Securities

By Highest Current Rating - September 30, 2009

Rating		Balance	Percentage
AAA	$	258,645	26.3%
AA+		13,604	1.4%
AA		89,699	9.1%
AA-		30,620	3.1%
A+		114,678	11.7%
A		267,997	27.3%
A-		29,425	3.0%
BBB		74,135	7.4%
BBB-		43,408	4.4%
BB		20,632	2.1%
B		8,100	0.8%
B-		6,114	0.6%
CCC+		12,477	1.3%
CCC		3,600	0.4%
CCC-		4,560	0.5%
D		5,673	0.6%
Total	**$**	**983,367**	**100.0%**

By Lowest Current Rating - September 30, 2009

Rating		Balance	Percentage
AAA	$	82,278	8.4%
AA		42,588	4.3%
AA-		69,464	7.1%
A+		29,632	3.0%
A		93,008	9.5%
BBB+		35,398	3.6%
BBB		97,229	9.9%
BBB-		72,386	7.4%
BB+		23,087	2.3%
BB		73,283	7.5%
BB-		111,600	11.3%
B+		153,383	15.6%
B		38,183	3.9%
B-		35,539	3.6%
CCC+		7,316	0.7%
CCC		3,600	0.3%
CCC-		5,160	0.5%
C		4,560	0.5%
D		5,673	0.6%
Total	**$**	**983,367**	**100.0%**

CMBS Rating Changes

	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	-	-	-	-	-	-	-
Downgrade	684,886	86,012	675,267	-	-	4,797	-
Unchanged	298,481	861,651	212,318	869,973	857,402	848,873	791,933
Total	**$983,367**	**$947,663**	**$887,585**	**$869,973**	**$857,402**	**$853,670**	**$791,933**

Includes ratings actions taken by Moody's, S&P or Fitch.

20

Gramercy Finance – CMBS Region and Property Type 21 (Dollars in thousands) Real Estate Securities Portfolio by Region - September 30, 2009 Region Balance Percentage Northeast 217,854 $          22.3% West 187,604             19.2% South 169,637             17.4% Southwest 134,696             13.8% Midwest 133,203             13.7% Mid-Atlantic 129,520             13.3% Other (1) 1,481                 0.2% US Territories (2) 1,431                 0.1% Various 358                    0.04% Total (3) 975,784 $          100.0% Real Estate Securities Portfolio by Property Type - September 30, 2009 Property Type Balance Percentage Office 334,330 $          34.3% Retail 241,779             24.8% Multifamily (4) 176,810             18.1% Hotel 99,968              10.2% Industrial 59,343              6.1% Mixed-Use 35,954              3.7% Self Storage 13,033              1.3% Other 13,876              1.4% Condo 691                    0.1% Total (3) 975,784 $          100.0% (1) Includes seven properties located outside of the US and US Territories. (2) Includes properties located in Puerto Rico and Guam. (3) Does not include $7.58 million of REIT debt that also serves as collateral for one bond. (4) Includes Multifamily and Manufactured Housing.

Gramercy Realty

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Balance Sheets – Assets

Q3 2009 Supplemental

(Unaudited - in thousands)

Assets	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Real estate investments, at cost:					
Land	$ 823,399	$ 824,202	$ 826,570	$ 815,003	$ 647,123
Building and improvements	2,415,422	2,410,976	2,414,527	2,441,839	2,550,010
Total real estate investment, cost	3,238,821	3,235,178	3,241,097	3,256,842	3,197,133
Less: accumulated depreciation	(91,856)	(76,692)	(61,493)	(78,315)	(48,334)
Total real estate investment, net	3,146,965	3,158,486	3,179,604	3,178,527	3,148,799
Cash and cash equivalents	64,664	53,461	45,066	91,240	25,890
Restricted cash	83,375	83,294	77,978	78,520	94,579
Pledged government securities, net	98,337	99,447	100,483	101,576	102,607
Investment in joint venture	7,970	8,629	9,311	10,495	12,122
Other assets held for sale, net	94,637	104,897	112,281	81,403	193,544
Tenant and other receivables	27,878	20,625	27,005	28,129	52,276
Acquired lease assets	465,502	480,012	499,652	566,972	415,633
Deferred costs, net	7,524	9,877	12,334	15,534	24,589
Other assets	18,068	14,581	19,792	10,790	19,214
Total assets	$ 4,014,920	$ 4,033,309	$ 4,083,506	$ 4,163,186	$ 4,089,253

23

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity

Q3 2009 Supplemental

(Unaudited - in thousands)

Liabilities and Stockholders' Equity	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Liabilities:					
Credit facilities	$ -	$ -	$ -	$ -	$ -
Mortgage notes payable to an affiliate	100,775	104,367	110,898	115,625	148,594
Mortgage notes payable	2,262,289	2,273,713	2,285,877	2,354,368	2,392,149
Total debt	2,363,064	2,378,080	2,396,775	2,469,993	2,540,743
Accrued interest	8,896	8,217	8,004	8,167	10,806
Accounts payable and accrued expenses	62,950	56,720	53,210	62,556	76,277
Deferred revenue	94,373	87,896	99,683	98,693	86,017
Below market lease liabilities, net	795,833	816,012	845,769	846,351	708,186
Leasehold interests liabilities, net	18,880	19,556	20,361	21,051	21,759
Liabilities related to assets held for sale	59,584	61,332	60,372	15,320	9,626
Total liabilities	3,403,580	3,427,813	3,484,174	3,522,131	3,453,414
Stockholders' equity:					
Investment by Gramercy Capital Corp.	805,200	805,200	805,200	805,200	805,200
Due to Gramercy Capital Corp.	(196,331)	(198,586)	(200,365)	(162,313)	(169,805)
Retained earnings	(140)	(3,691)	(8,235)	(4,544)	(2,019)
Total Gramercy Realty equity	608,729	602,923	596,600	638,343	633,376
Non-controlling interest	2,611	2,573	2,732	2,712	2,463
Total stockholders' equity	611,340	605,496	599,332	641,055	635,839
Total liabilities and stockholders' equity	$ 4,014,920	$ 4,033,309	$ 4,083,506	$ 4,163,186	$ 4,089,253

24

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Statements of Operations

Q3 2009 Supplemental

(Unaudited - in thousands)

	Quarter Ended September 30, 2009	June 30, 2009 *	March 31, 2009 *	December 31, 2008 *
Revenues:				
Rental revenue	$ 77,700	$ 81,740	$ 77,889	$ 76,275
Operating expense reimbursements	30,315	29,250	30,117	29,811
Interest and other income	804	966	988	928
Total revenues	108,819	111,956	108,994	107,014
Operating expenses:				
Ground rents and leasehold obligations	4,559	4,068	4,435	3,814
Real estate taxes	9,942	9,417	9,567	9,173
Utilities	11,159	8,933	10,045	9,457
Other property operating expenses	17,913	19,218	19,970	17,209
Direct billable expenses	2,453	2,087	2,158	1,606
Total operating expenses	46,026	43,723	46,175	41,259
Net operating income	62,793	68,233	62,819	65,755
Other expenses:				
Marketing, general and administrative	1,528	1,800	879	1,396
Total other expenses	1,528	1,800	879	1,396
EBITDA	61,265	66,433	61,940	64,359
Interest expense	31,496	31,531	32,541	39,388
Depreciation and amortization	26,823	29,555	27,106	26,812
Net gains from disposals	-	-	-	-
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	2,946	5,347	2,293	(1,841)
Equity in net income (loss) from unconsolidated joint ventures	(659)	(675)	(641)	(690)
Net income (loss) from continuing operations	$ 2,287	$ 4,672	$ 1,652	$ (2,531)
Net income (loss) from discontinued operations	$ (632)	$ (1,667)	$ (5,681)	$ 170
Net gains from disposals	1,934	1,595	358	-
Net income (loss) from discontinued operations	1,302	(72)	(5,323)	170
Net (income) loss attributed to non-controlling interest	(38)	(55)	(20)	(165)
Net income (loss)	$ 3,551	$ 4,545	$ (3,691)	$ (2,526)

* Reflects properties reclassified during Q3 2009 to Discontinued Operations.

25

GRAMERCY CAPITAL CORP.

Gramercy Realty – Property NOI

Q3 2009 Supplemental

(Unaudited - in thousands)

	Quarter Ended				
	September 30, 2009	June 30, 2009 *	March 31, 2009 *	December 31, 2008 *	September 30, 2008 *
Property operating NOI					
NOI from continuing operating	$ 62,793	$ 68,670	$ 63,558	$ 67,240	$ 61,783
NOI from discontinued operations	246	(1,365)	(4,860)	54	233
Total property operating NOI	63,039	67,305	58,698	67,294	62,016
NOI from joint ventures	1,359	1,357	1,377	1,359	1,365
GAAP NOI	64,398	68,662	60,075	68,653	63,381
Add:					
Straightline rental income	5,828	9,405	7,468	5,770	5,730
Straightline rental expense / leasehold amortization	(516)	(626)	(505)	(1,082)	(27)
Amortization of fair market rental adjustment, net	(16,562)	(22,971)	(18,515)	(16,627)	(14,711)
Property impairments	2,066	2,656	5,774	-	-
Other non-cash expenses	44	43	42	63	115
Cash NOI	$ 55,258	$ 57,169	$ 54,339	$ 56,777	$ 54,488
Components of debt service and fixed charges					
Interest expense	$ 30,493	$ 30,546	$ 31,501	$ 37,944	$ 37,769
Interest expense on joint ventures	1,005	997	976	999	1,003
Fixed amortization of principal payments	5,854	5,371	5,949	7,549	5,375
Total consolidated debt service	$ 37,352	$ 36,914	$ 38,426	$ 46,492	$ 44,147

* Not adjusted for properties subsequently reclassified to Discontinued Operations.

26

Gramercy Realty – Portfolio Summary 27 Gramercy Realty Portfolio Gramercy Realty Portfolio, as of June 30, 2009 Dispositions New Leasing Lease Terminations / Expirations Remeasure / Adjustments Gramercy Realty Portfolio, as of Sept. 30, 2009 Number of Properties 933 (16) 917 Branches 596 (12) 584 Office Buildings 331 (4) 327 Land 6 -      6 Rentable Sq. Ft. 26,411,701 (136,011) 116,767 26,392,457 Branches 3,813,584 (82,925) -      3,730,659 Office Buildings 22,598,117 (53,086) 116,767 22,661,798 Leased Sq. Ft. 23,285,411 (72,036) 463,239 (1,062,425) 113,495 22,727,684 Branches 3,245,885 (47,806) 13,263 (9,374) -      3,201,968 Office Buildings 20,039,526 (24,230) 449,976 (1,053,051) 113,495 19,525,716 % Leased 88.2% 86.1% % of Base Revenue from: Financial Institutions 81.8% 79.1% "A" Rated Tenants (1) 67.7% 70.3% Net Leases 79.9% 77.1% Lease Expiration (% of Base Revenue within Next Twelve Months) (2) 2.3% 6.6% Weighted Average Remaining Lease Term (years) 10.0 9.5 (1)  Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities. (2)  Includes noticed Shedding Space, but excludes contractual rent reductions (Dana and Regions portfolios).

GRAMERCY CAPITAL CORP.

Gramercy Realty – Portfolio Summary – Core, Value-Add and Held for Sale

Q3 2009 Supplemental

Core	Gramercy Realty Core Assets, as of June 30, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of Sept. 30, 2009
Number of Properties	644	(1)	-				643
Branches	447	(1)	-				446
Office Buildings	197	-	-				197
Land	-	-	-				-
Rentable Sq. Ft.	20,018,305	(2,859)	-			116,767	20,132,213
Branches	2,789,095	(2,859)	-			-	2,786,236
Office Buildings	17,229,210	-	-			116,767	17,345,977
Leased Sq. Ft.	19,149,441	(2,859)	-	448,177	(1,054,794)	113,495	18,653,460
Branches	2,719,000	(2,859)	-	10,353	(9,374)	-	2,717,120
Office Buildings	16,430,441	-	-	437,824	(1,045,420)	113,495	15,936,340
% Leased	95.7%						92.7%
% of Base Revenue from:							
Financial Institutions	85.1%						82.2%
"A" Rated Tenants (1)	72.7%						74.7%
Net Leases	82.8%						79.8%
Lease Expiration (% of Base Revenue within Next Twelve Months) (2)	2.4%						7.2%
Weighted Average Remaining Lease Term (years)	10.1						9.7

Value-Add	Gramercy Realty Value-Add Assets, as of June 30, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of Sept. 30, 2009
Number of Properties	205	(3)	10				212
Branches	103	(2)	3				104
Office Buildings	101	(1)	7				107
Land	1	-	-				1
Rentable Sq. Ft.	4,561,161	(18,401)	247,064			-	4,789,824
Branches	737,885	(7,886)	20,250			-	750,249
Office Buildings	3,823,276	(10,515)	226,814			-	4,039,575
Leased Sq. Ft.	3,039,346	(10,042)	104,689	15,062	(7,631)	-	3,141,424
Branches	447,282	(4,480)	3,622	2,910	-	-	449,334
Office Buildings	2,592,064	(5,562)	101,067	12,152	(7,631)	-	2,692,090
% Leased	66.6%						65.6%
% of Base Revenue from:							
Financial Institutions	67.7%						64.7%
"A" Rated Tenants (1)	38.7%						43.5%
Net Leases	63.5%						60.4%
Lease Expiration (% of Base Revenue within Next Twelve Months) (2)	2.2%						2.3%
Weighted Average Remaining Lease Term (years)	9.2						8.8

Held for Sale	Gramercy Realty HFS Assets, as of June 30, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of Sept. 30, 2009
Number of Properties	84	(12)	(10)				62
Branches	46	(9)	(3)				34
Office Buildings	33	(3)	(7)				23
Land	5	-	-				5
Rentable Sq. Ft.	1,832,235	(114,751)	(247,064)			-	1,470,420
Branches	286,604	(72,180)	(20,250)			-	194,174
Office Buildings	1,545,631	(42,571)	(226,814)			-	1,276,246
Leased Sq. Ft.	1,096,624	(59,135)	(104,689)	-	-	-	932,800
Branches	79,603	(40,467)	(3,622)	-	-	-	35,514
Office Buildings	1,017,021	(18,668)	(101,067)	-	-	-	897,286
% Leased	59.9%						63.4%
% of Base Revenue from:							
Financial Institutions	63.7%						62.6%
"A" Rated Tenants (1)	59.3%						66.0%
Net Leases	74.2%						74.8%
Lease Expiration (% of Base Revenue within Next Twelve Months) (2)	0.9%						6.4%
Weighted Average Remaining Lease Term (years)	9.7						9.5

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space, but excludes contractual rent reductions (Dana and Regions portfolios).

28

Gramercy Realty – Portfolio Vacancies 29 Top Ten Vacancies by State Vacancy by Building Size Number of Rentable Leased Vacant % Number of Rentable Leased Vacant % Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Virginia 45 2,759,133       2,255,166       503,967        18.3% Over 100,000 SF 55             15,299,825       13,883,188     1,416,637       9.3% Maryland 7 1,041,138       655,911          385,227        37.0% 50,000 to 99,999 SF 27             1,995,601        1,457,932        537,669          26.9% Florida 142 3,115,156       2,748,358       366,798        11.8% 20,000 to 49,999 SF 133           3,779,509        2,935,827        843,682          22.3% Illinois 14 1,432,194       1,112,446       319,748        22.3% 10,000 to 19,999 SF 229           3,215,223        2,642,385        572,838          17.8% Texas 46 720,439          524,939          195,500        27.1% Under 10,000 SF 467           2,102,299        1,808,352        293,947          14.0% Missouri 20 1,383,386       1,189,146       194,240        14.0% Portfolio Total 911           26,392,457       22,727,684     3,664,773       13.9% New Jersey 62 1,269,405       1,076,428       192,977        15.2% Georgia 68 1,503,350       1,347,406       155,944        10.4% North Carolina 179 4,274,168       4,119,563       154,605        3.6% New York 14 620,872          487,155          133,717        21.5% 597 18,119,241     15,516,518     2,602,723     Top Ten Office Vacancies Portfolio by Percent Vacant Rentable Leased Vacant % Number of Rentable Leased Vacant Property Name Sq. Ft. Sq. Ft. Sq. Ft. Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Calvert Center - Baltimore 411,731          63,104           348,627        84.7% Vacant 64             595,126           -                       595,126          Bank of America - Chicago 983,778          816,084          167,694        17.0% 90-99% Vacant -                -                       -                       -                      Nations Bank Center - Richmond 540,201          381,771          158,430        29.3% 80-89% Vacant 3              490,398           76,814             413,584          Wheat Innsbrook II - Glen Allen 103,603          -                      103,603        100.0% 70-79% Vacant 6              100,583           28,447             72,136           Wheat Innsbrook I - Glen Allen 88,584           -                      88,584          100.0% 60-69% Vacant 13             293,377           105,997           187,380          Downtown St. Petersburg 87,755           -                      87,755          100.0% 50-59% Vacant 23             491,388           221,785           269,603          Exchange Street - Malden 314,156          232,914          81,242          25.9% 40-49% Vacant 45             1,538,391        936,677           601,714          Bank of America Plaza - St. Louis 750,000          676,278          73,722          9.8% 30-39% Vacant 48             1,280,360        836,033           444,327          Peoria Main 243,611          176,342          67,269          27.6% 20-29% Vacant 55             2,115,447        1,592,457        522,990          Harborside - Jersey City 311,829          245,924          65,905          21.1% 10-19% Vacant 27             1,928,297        1,612,554        315,743          3,835,248       2,592,417       1,242,831     1-9% Vacant 29             4,482,662        4,240,492        242,170          No Vacancy 598           13,076,428       13,076,428     -                      14.5% of portfolio sq. ft. 33.9% of portfolio vacancy Portfolio Total 911           26,392,457       22,727,684     3,664,773       16.9% of office sq. ft. 39.6% of office vacancy Land parcels are excluded from property totals. Gramercy Realty Portfolio

Gramercy Realty – Portfolio Vacancies – Core, Value-Add and HFS 30 Top Ten Vacancies by State Top Ten Vacancies by State Top Ten Vacancies by State Number of Rentable Leased Vacant % Number of Rentable Leased Vacant % Number of Rentable Leased Vacant % Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Virginia 29 2,573,624        2,157,468        416,156          16.2% Florida 28 392,405          246,545          145,860          37.2% Florida 10 175,273          28,943           146,330        83.5% Maryland 7 1,041,138        655,911           385,227          37.0% New Jersey 17 690,295          545,016          145,279          21.0% Missouri 3 786,110          689,159        96,951          12.3% Illinois 4 1,245,533        1,008,559        236,974          19.0% New York 5 319,471          191,738          127,733          40.0% Texas 8 167,719          86,128           81,591          48.6% Massachusetts 2 622,635           541,393           81,242           13.0% Tennessee 13 277,497          164,089          113,408          40.9% Georgia 9 83,155           28,072           55,083          66.2% Florida 104 2,547,478        2,472,870        74,608           2.9% Texas 6 192,531          84,109           108,422          56.3% Pennsylvania 6 44,291           -                    44,291          100.0% North Carolina 163 4,090,056        4,031,798        58,258           1.4% Missouri 10 475,972          379,859          96,113           20.2% Illinois 4 61,719           32,109           29,610          48.0% Pennsylvania 26 1,335,228        1,289,242        45,986           3.4% Indiana 4 163,540          73,304           90,236           55.2% New Jersey 3 33,622           16,933           16,689          49.6% California 83 1,254,651        1,221,117        33,534           2.7% North Carolina 14 164,133          78,438           85,695           52.2% Alabama 4 22,062           6,574             15,488          70.2% Washington 9 244,171           212,319           31,852           13.0% Georgia 15 175,950          100,361          75,589           43.0% Mississippi 2 32,869           19,496           13,373          40.7% New Jersey 42 545,488           514,479           31,009           5.7% Virginia 13 172,324          97,698           74,626           43.3% Virginia 3 13,185           -                    13,185          100.0% 469 15,500,002       14,105,156       1,394,846       125 3,024,118       1,961,157       1,062,961       52 1,420,005       907,414        512,591        Top Ten Office Vacancies Top Ten Office Vacancies Top Ten Office Vacancies Rentable Leased Vacant % Rentable Leased Vacant % Rentable Leased Vacant % Property Name Sq. Ft. Sq. Ft. Sq. Ft. Vacant Property Name Sq. Ft. Sq. Ft. Sq. Ft. Vacant Property Name Sq. Ft. Sq. Ft. Sq. Ft. Vacant Calvert Center - Baltimore 411,731           63,104              348,627          84.7% Harborside - Jersey City 311,829          245,924          65,905           21.1% Downtown St. Petersburg 87,755           -                    87,755          100.0% Bank of America - Chicago 983,778           816,084           167,694          17.0% State Street - Albany 167,195          109,795          57,400           34.3% Bank of America Plaza - St. Louis 750,000          676,278        73,722          9.8% Nations Bank Center - Richmond 540,201           381,771           158,430          29.3% Arcadia - Kalamazoo 112,988          62,147           50,841           45.0% Cocoa Village 35,487           14,410           21,077          59.4% Wheat Innsbrook II - Glen Allen 103,603           -                       103,603          100.0% Fort Sam Houston 58,649           10,045           48,604           82.9% Moultrie Main 23,753           7,025             16,728          70.4% Wheat Innsbrook I - Glen Allen 88,584              -                       88,584           100.0% One East Ave - Rochester 99,921           55,067           44,854           44.9% Hanover 16,565           -                    16,565          100.0% Exchange Street - Malden 314,156           232,914           81,242           25.9% Vincennes 63,540           21,069           42,471           66.8% Denison 22,986           8,045             14,941          65.0% Peoria Main 243,611           176,342           67,269           27.6% Las Vegas Ops Center 148,070          107,179          40,891           27.6% Fort Worth East 28,308           13,935           14,373          50.8% Nations Bank Center - Norfolk 336,710           286,324           50,386           15.0% Asheville Main 92,601           55,790           36,811           39.8% Brownwood 24,019           10,274           13,745          57.2% Charles Street - Baltimore 519,453           490,572           28,881           5.6% Central Avenue - Hot Springs 99,004           65,954           33,050           33.4% E Ridgewood Ave 30,611           16,933           13,678          44.7% Deland 64,075              35,944              28,131           43.9% Kansas City Ops Center 317,732          286,619          31,113           9.8% Mexico Facility 26,450           12,881           13,569          51.3% 3,605,902        2,483,055        1,122,847       1,471,529       1,019,589       451,940          1,045,934       759,781        286,153        17.9% of core sq. ft. 628.2% of core vacancy 30.7% of value-add sq. ft. 27.4% of value-add vacancy 71.1% of HFS sq. ft. 53.2% of HFS vacancy 20.8% of core office sq. ft. 79.7% of core office vacancy 36.4% of value-add office sq. ft. 33.5% of value-add office vacancy 82.0% of HFS office sq. ft. 75.5% of HFS office vacancy Vacancy by Building Size Vacancy by Building Size Vacancy by Building Size Number of Rentable Leased Vacant % Number of Rentable Leased Vacant % Number of Rentable Leased Vacant % Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant Over 100,000 SF 48                 13,231,080       12,152,407       1,078,673       8.2% Over 100,000 SF 6                    1,318,745       1,054,503       264,242          20.0% Over 100,000 SF 1                       750,000          676,278        73,722          9.8% 50,000 to 99,999 SF 17                 1,265,683        1,084,477        181,206          14.3% 50,000 to 99,999 SF 9                    642,163          373,455          268,708          41.8% 50,000 to 99,999 SF 1                       87,755           -                    87,755          100.0% 20,000 to 49,999 SF 72                 2,040,875        1,937,296        103,579          5.1% 20,000 to 49,999 SF 49                   1,425,936       845,601          580,335          40.7% 20,000 to 49,999 SF 12                    312,698          152,930        159,768        51.1% 10,000 to 19,999 SF 140                1,941,720        1,859,783        81,937           4.2% 10,000 to 19,999 SF 76                   1,099,159       698,932          400,227          36.4% 10,000 to 19,999 SF 13                    174,344          83,670           90,674          52.0% Under 10,000 SF 366                1,652,855        1,619,497        33,358           2.0% Under 10,000 SF 71                   303,821          168,933          134,888          44.4% Under 10,000 SF 30                    145,623          19,922           125,701        86.3% Core Total 643                20,132,213       18,653,460       1,478,753       7.3% Value-Add Total 211                 4,789,824       3,141,424       1,648,400       34.4% HFS Total 57                    1,470,420       932,800        537,620        36.6% Portfolio by Percent Vacant Portfolio by Percent Vacant Portfolio by Percent Vacant Number of Rentable Leased Vacant Number of Rentable Leased Vacant Number of Rentable Leased Vacant Properties Sq. Ft. Sq. Ft. Sq. Ft. Properties Sq. Ft. Sq. Ft. Sq. Ft. Properties Sq. Ft. Sq. Ft. Sq. Ft. Vacant 5                    204,014           -                       204,014          Vacant 31                   169,802          -                      169,802          Vacant 28                    221,310          -                    221,310        90-99% Vacant -                    -                       -                       -                    90-99% Vacant -                    -                      -                      -                      90-99% Vacant -                       -                      -                    -                    80-89% Vacant 1                    411,731           63,104              348,627          80-89% Vacant 2                    78,667           13,710           64,957           80-89% Vacant -                       -                      -                    -                    70-79% Vacant -                    -                       -                       -                    70-79% Vacant 5                    76,830           21,422           55,408           70-79% Vacant 1                       23,753           7,025             16,728          60-69% Vacant -                    -                       -                       -                    60-69% Vacant 8                    210,404          75,114           135,290          60-69% Vacant 5                       82,973           30,883           52,090          50-59% Vacant -                    -                       -                       -                    50-59% Vacant 17                   352,092          158,895          193,197          50-59% Vacant 6                       139,296          62,890           76,406          40-49% Vacant 10                 763,348           508,647           254,701          40-49% Vacant 27                   629,051          348,022          281,029          40-49% Vacant 8                       145,992          80,008           65,984          30-39% Vacant 7                    122,272           80,136              42,136           30-39% Vacant 37                   1,108,740       724,635          384,105          30-39% Vacant 4                       49,348           31,262           18,086          20-29% Vacant 15                 808,504           599,383           209,121          20-29% Vacant 37                   1,253,903       953,328          300,575          20-29% Vacant 3                       53,040           39,746           13,294          10-19% Vacant 23                 1,875,019        1,569,501        305,518          10-19% Vacant 4                    53,278           43,053           10,225           10-19% Vacant -                       -                      -                    -                    1-9% Vacant 22                 3,072,070        2,957,434        114,636          1-9% Vacant 6                    660,592          606,780          53,812           1-9% Vacant 1                       750,000          676,278        73,722          No Vacancy 560                12,875,255       12,875,255       -                    No Vacancy 37                   196,465          196,465          -                      No Vacancy 1                       4,708              4,708             -                    Core Total 643                20,132,213       18,653,460       1,478,753       Value-Add Total 211                 4,789,824       3,141,424       1,648,400       HFS Total 57                    1,470,420       932,800        537,620        Land parcels are excluded from property totals. Core Held for Sale Value-Add

Gramercy Realty – Lease Expiration Gramercy Realty Portfolio 31 Expiring Monthly 73 309,396 1.17% 0.04% Q4 2009 44 131,853 0.50% 0.12% Q1 2010 34 206,832 0.78% 0.34% Q2 2010 38 197,421 0.75% 0.94% Q3 2010 89 981,942 3.72% 5.12% % of Portfolio Rentable Sq. Ft. Number of Tenant Leases Leased Sq. Ft. Leases for parking, signs, antennae, etc. are excluded. Includes noticed Shedding Space, but excludes contractual rent reductions (Dana and Regions portfolios). Lease Expirations within Next 12 Months % of Portfolio Base Rent

Gramercy Realty – Lease Expiration – Core, Value-Add and HFS 32 Expiring Expiring Expiring Monthly 28 234,256 1.16% 0.03% Monthly 37 58,112 1.21% 0.10% Monthly 8 17,028 1.16% 0.07% Q4 2009 22 75,860 0.38% 0.09% Q4 2009 17 45,252 0.94% 0.28% Q4 2009 5 10,741 0.73% 0.08% Q1 2010 19 171,921 0.85% 0.34% Q1 2010 15 34,911 0.73% 0.48% Q1 2010 0 0 0.00% 0.00% Q2 2010 19 168,351 0.84% 1.04% Q2 2010 15 25,786 0.54% 0.52% Q2 2010 4 3,284 0.22% 0.27% Q3 2010 75 908,528 4.51% 5.72% Q3 2010 12 26,395 0.55% 0.96% Q3 2010 2 47,019 3.20% 6.01% Includes noticed Shedding Space, but excludes contractual rent reductions (Dana and Regions portfolios). Leases for parking, signs, antennae, etc. are excluded. % of Core Base Rent % of Core Rentable Sq. Ft. Number of Tenant Leases Leased Sq. Ft. Core Lease Expirations within Next 12 Months Held for Sale Lease Expirations within Next 12 Months Value-Add Lease Expirations within Next 12 Months % of HFS Base Rent Number of Tenant Leases Leased Sq. Ft. % of Value-Add Rentable Sq. Ft. % of Value-Add Base Rent Number of Tenant Leases Leased Sq. Ft. % of HFS Rentable Sq. Ft. Lease Expiration - 2009 to 2013 3.57% 5.58% 4.66% 8.37% 0.09% 0.03% 0 500,000 1,000,000 1,500,000 Monthly 2009 2010 2011 2012 2013 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% Rentable Sq. Ft. % of Core Base Rent Lease Expiration - 2009 to 2013 1.30% 0.07% 0.08% 6.57% 21.88% 15.34% 0 100,000 200,000 Monthly 2009 2010 2011 2012 2013 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Rentable Sq. Ft. % of HFS Base Rent Lease Expiration - 2009 to 2013 0.10% 0.28% 4.87% 5.91% 8.37% 5.47% 0 100,000 200,000 Monthly 2009 2010 2011 2012 2013 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% Rentable Sq. Ft. % of Value-Add Base Rent

GRAMERCY CAPITAL CORP.

Gramercy Realty – Top Ten

Q3 2009 Supplemental

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

	Tenants / Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	368	11,675,993	44.2%	44.7%
2	Wachovia Bank, National Association	Aa2	132	4,545,427	17.2%	12.7%
3	Regions Financial Corporation	Baa3	72	661,094	2.5%	3.5%
4	Citizens Financial Group	A1	9	267,585	1.0%	2.4%
5	General Services Administration (GSA)	AAA	5	243,560	0.9%	2.0%
6	American International Insurance Company (AIG)	A3	1	263,058	1.0%	1.9%
7	Branch Banking & Trust Co. (BB&T)	Aa2	22	395,589	1.5%	1.6%
8	KeyBank	A2	32	159,076	0.6%	1.4%
9	Citco Fund Services (USA), Inc.	NR	1	104,343	0.4%	1.0%
10	Fifth Third Bank	Baa1	16	60,791	0.2%	0.9%
			658	**18,376,516**	**69.5%**	**72.1%**

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

	States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI
1	North Carolina	179	4,274,168	16.2%	96.4%	20.8%
2	Florida	142	3,115,156	11.8%	88.2%	12.8%
3	Virginia	45	2,759,133	10.5%	81.7%	11.7%
4	Georgia	68	1,503,350	5.7%	89.6%	6.4%
5	Pennsylvania	46	1,470,529	5.6%	91.7%	6.2%
6	California	95	1,512,021	5.7%	93.5%	5.5%
7	Maryland	7	1,041,138	3.9%	63.0%	4.8%
8	Missouri	20	1,383,386	5.2%	86.0%	4.8%
9	Illinois	14	1,432,194	5.4%	77.7%	3.6%
10	Delaware	2	378,723	1.4%	100.0%	2.8%
		618	**18,869,798**	**71.5%**	**87.8%**	**79.4%**

Land parcels are excluded from property totals.

33

GRAMERCY CAPITAL CORP.

Gramercy Realty – Top Ten – Core, Value-Add and HFS

Q3 2009 Supplemental

Top Ten Tenants by Percent of Base Rent

Core

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	283	9,979,725	49.57%	37.81%	47.54%	39.46%
2	Wachovia Bank, National Association	Aa2	111	4,141,306	20.57%	15.69%	14.17%	11.76%
3	Citizens Financial Group	A1	3	223,307	1.11%	0.85%	2.57%	2.14%
4	American International Insurance Company (AIG)	A3	1	263,058	1.31%	1.00%	2.30%	1.91%
5	General Services Administration (GSA)	AAA	2	195,117	0.97%	0.74%	2.03%	1.68%
6	Branch Banking & Trust Co. (BB&T)	Aa2	22	395,589	1.96%	1.50%	1.94%	1.61%
7	Key Bank	A2	30	140,590	0.70%	0.53%	1.48%	1.23%
8	Fifth Third Bank	Baa1	16	60,791	0.30%	0.23%	1.05%	0.87%
9	Regions Financial Corporation	Baa3	16	63,116	0.31%	0.24%	1.04%	0.87%
10	Robinson, Brashaw & Hinson PA	NR	1	120,606	0.60%	0.46%	0.91%	0.75%
			485	**15,583,205**	**77.40%**	**59.05%**	**75.03%**	**62.28%**

Value-Add

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	71	1,212,561	25.32%	4.59%	25.12%	3.25%
2	Regions Financial Corporation	Baa3	44	493,022	10.29%	1.87%	16.98%	2.20%
3	Citco Fund Services (USA), Inc.	NR	1	104,343	2.18%	0.40%	7.66%	0.99%
4	Wachovia Bank, National Association	Aa2	20	399,544	8.34%	1.51%	6.83%	0.88%
5	Sovereign Bank	Baa1	5	29,436	0.61%	0.11%	2.73%	0.35%
6	General Services Administration (GSA)	AAA	3	48,443	1.01%	0.18%	2.41%	0.31%
7	PNC Bank (includes former National City Bank)	A1	4	54,778	1.14%	0.21%	2.40%	0.31%
8	Citizens Financial Group	A1	6	44,278	0.92%	0.17%	2.24%	0.29%
9	Northern Trust Co.	Aa3	1	26,570	0.55%	0.10%	2.07%	0.27%
10	Bank of Montreal	Aa1	1	14,656	0.31%	0.06%	1.45%	0.19%
			156	**2,427,631**	**50.67%**	**9.20%**	**69.89%**	**9.04%**

Held for Sale

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	14	483,707	32.90%	1.83%	48.96%	1.99%
2	International Business Machines Corp.	A1	1	154,017	10.47%	0.58%	14.15%	0.58%
3	Regions Financial Corporation	Baa3	12	104,956	7.14%	0.40%	10.81%	0.44%
4	PricewaterhouseCoopers LLP	NR	1	49,762	3.38%	0.19%	9.43%	0.38%
5	Anheuser Busch Incorporated	Baa2	1	45,052	3.06%	0.17%	5.67%	0.23%
6	C.J. Thomas Company, Inc.	NR	1	19,307	1.31%	0.07%	3.58%	0.15%
7	Key Bank	A2	1	14,858	1.01%	0.06%	2.60%	0.11%
8	South Associates, P.C.	NR	1	4,861	0.33%	0.02%	0.88%	0.04%
9	Good Samaritan Comm Counseling	NR	1	4,708	0.32%	0.02%	0.62%	0.03%
10	Brevard Co. Board of County Comm	NR	1	4,406	0.30%	0.02%	0.62%	0.03%
			34	**885,634**	**60.22%**	**3.36%**	**97.32%**	**3.98%**

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

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Gramercy Realty – Top Ten – Core, Value-Add and HFS 35 Top Ten States by Percent of NOI Core States Number of Properties Rentable Sq. Ft. % Leased % of Core Rentable Sq. Ft. % of Portfolio Rentable Sq. Ft. % of Core NOI % of Portfolio NOI 1 North Carolina           163 4,090,056          98.6% 20.32% 15.50% 22.10%        21.02%       2 Florida           104 2,547,478          97.1% 12.65% 9.65% 14.61%        13.90%       3 Virginia             29 2,573,624          83.8% 12.78% 9.75% 12.25%        11.65%       4 Georgia             44 1,244,245          98.0% 6.18% 4.71% 6.56%           6.24%        5 Pennsylvania             26 1,335,228          96.6% 6.63% 5.06% 6.25%           5.95%        6 California             83 1,254,651          97.3% 6.23% 4.75% 5.34%           5.08%        7 Maryland               7 1,041,138          63.0% 5.17% 3.94% 5.02%           4.78%        8 Illinois               4 1,245,533          81.0% 6.19% 4.72% 3.49%           3.32%        9 Delaware               2 378,723             100.0% 1.88% 1.43% 2.98%           2.83%        10 New Jersey             42 545,488             94.3% 2.71% 2.07% 2.76%           2.62%        504 16,256,164        92.0% 80.74% 61.58% 81.36%          77.39%       Value-Add States Number of Properties Rentable Sq. Ft. % Leased % of Value-Add Rentable Sq. Ft. % of Portfolio Rentable Sq. Ft. % of Value-Add NOI % of Portfolio NOI 1 Missouri             10 475,972             79.8% 9.94% 1.80% 39.19%        0.92%        2 Arkansas               6 231,303             72.2% 4.83% 0.88% 22.00%        0.51%        3 Tennessee             13 277,497             59.1% 5.79% 1.05% 20.88%        0.49%        4 California             12 257,370             75.1% 5.37% 0.98% 19.11%        0.45%        5 Pennsylvania             14 91,010              65.7% 1.90% 0.34% 15.33%        0.36%        6 Alabama               7 109,902             61.6% 2.29% 0.42% 13.70%        0.32%        7 Washington             10 107,204             65.7% 2.24% 0.41% 12.64%        0.30%        8 Nevada               1 148,070             72.4% 3.09% 0.56% 12.29%        0.29%        9 Illinois               6 124,942             57.4% 2.61% 0.47% 8.63%           0.20%        10 Georgia             15 175,950             57.0% 3.67% 0.67% 8.30%           0.19%        94 1,999,220          69.1% 41.73% 7.58% 172.07%        4.03%        Held for Sale States Number of Properties Rentable Sq. Ft. % Leased % of HFS Rentable Sq. Ft. % of Portfolio Rentable Sq. Ft. % of HFS NOI % of Portfolio NOI 1 Missouri               3 786,110             87.7% 53.46% 2.98% 133.58%       3.41%        2 Texas               8 167,719             51.4% 11.41% 0.64% 6.77%           0.17%        3 Mississippi               2 32,869              59.3% 2.24% 0.12% 4.31%           0.11%        4 Illinois               4 61,719              52.0% 4.20% 0.23% 4.17%           0.11%        5 Alabama               4 22,062              29.8% 1.50% 0.08% 0.97%           0.02%        6 North Carolina               2 19,979              46.7% 1.36% 0.08% 0.60%           0.02%        7 South Carolina               1 11,075              51.2% 0.75% 0.04% 0.21%           0.01%        8 Georgia               9 83,155              33.8% 5.66% 0.32% (0.48%)          (0.01%)        9 Kansas               1 16,742              62.0% 1.14% 0.06% (0.63%)          (0.02%)        10 New York               1 2,619                 0.0% 0.18% 0.01% (0.92%)          (0.02%)        35 1,204,049          73.7% 81.90% 4.56% 148.58%        3.80%        Land parcels are excluded from property totals. 1

GRAMERCY CAPITAL CORP.

Gramercy Realty – Dispositions – Q3

Q3 2009 Supplemental

Gramercy Realty
Dispositions Report
Date of Inventory 9/30/2009
For Dispositions between 7/1/2009 and 9/30/2009

Property	Property Name	Property Type	Own. Code	Address	City	State	Zip Code	Disposition Date	Rentable SF	Leased SF	% Leased
3329	Madison	Branch	Own	400 W Base St	Madison	FL	32340	7/1/2009	10,415	10,415	100.0%
4320	Highway 90 West	Branch	Own	261 Highway 90 West	DeFuniak Spring	FL	32433	7/8/2009	8,176	8,176	100.0%
3677	Cherry & Mt Galliant	Branch	Own	2043 Cherry Road	Rock Hill	SC	29732	7/24/2009	3,190		-
5399	51st St (Western)	Branch	Own	5051 S. Lewis	Tulsa	OK	74105	7/27/2009	8,734	4,477	51.3%
3334	Perry	Branch	Own	200 W Main St	Perry	FL	32347	7/29/2009	12,860	6,560	51.0%
5347	Cranbury Rd	Branch	Own	591 Cranbury Road	East Brunswick	NJ	08816	7/31/2009	11,784	7,755	65.8%
4198	Washington Strt	Branch	Own	715 Washington Street	Eden	NC	27288	8/7/2009	4,032		-
3369	Hillside	Branch	Own	1221 Liberty Ave	Hillside	NJ	07205	8/18/2009	9,489	3,084	32.5%
3661	Sandy Plains	Branch	Own	3615 Sandy Plains	Marietta	GA	30066	9/11/2009	3,406		-
4144	Holly Hill	Branch	Own	201 Huffman Mill Road	Burlington	NC	27215	9/16/2009	2,859	2,859	100.0%
3203	Hampton	Branch	Own	2205 Executive Drive	Hampton	VA	23666	9/29/2009	3,500		-
2901	Alexander Old Town	Branch	Leased	325 S. Washington Street	Alexandria	VA	22314	9/30/2009	4,480	4,480	100.0%
	Total Number of Properties for Branch			**12**					**82,925**	**47,806**	**57.6%**
4263	Loop 323	Office	Own	1000 WSW Loop 323	Tyler	TX	75711	7/8/2009	12,367	6707	54.2%
4222	West 4th Avenue	Office	Own	2899 West 4th Ave	Hialeah	FL	33012	8/14/2009	10,515	5562	52.9%
4255	Decatur	Office	Own	116 N. Main	Decatur	TN	37322	9/14/2009	13,297	3993	30.0%
5272	Eustis	Office	Own	100 North Bay Street	Eustis	FL	32726	9/15/2009	16,907	7968	47.1%
	Total Number of Properties for Office			**4**					**53,086**	**24,230**	**45.6%**
	Total Number of Properties			**16**					**136,011**	**72,036**	**53.0%**

36

GRAMERCY CAPITAL CORP.

Glossary

Q3 2009 Supplemental

Term	Definition
Annualized Base Rent	The base rent, excluding Reimbursable Expenses and without Straightlining, required to be paid by a tenant under a lease during the most recently completed calendar quarter multiplied by four. Annualized Base Rent is computed without regard for scheduled rental increases, decreases or lease expirations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Annualized Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.
EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.
Funds From Operations (FFO)	The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.
GAAP	Generally accepted accounting principles.
Gross Revenue	Annualized Base Rent plus Reimbursable Expenses.
LIBOR	London Interbank Offered Rate.
REIT	Real estate investment trust.
Reimbursable Expenses	The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.
Shedding Space	The whole or partial termination of a lease by a tenant pursuant to a contractual right set forth in the tenant's lease, which termination typically becomes effective after a 60 day or longer notice period and often with nominal economic consideration paid to the landlord.
Straightlining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

37

Investor Information 38 RESEARCH COVERAGE - EQUITY Stephen Laws Deutsche Bank Securities, Inc. (212) 250 - 6219 David Fick Stifel Nicolaus & Company, Inc. (443) 224 - 1308 INVESTOR INFORMATION Transfer Agent The Bank of New York Mellon Corporation 480 Washing ton Blvd Jersey City, New Jersey 07310 Investor Inquiries Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to: Director of Investor Relations Gramercy Capital Corp. 420 Lexington Avenue , Suite 1926 New York, NY 10170 212 - 297 - 1000 www.g k k .com This information is provided as a service to interested parties and not as an endorsement of any report, nor representati on as to the accuracy of any information contained therein.  Opinions, forecasts and other forward - looking statements expressed in analysts’ reports may change without notice.

GRAMERCY CAPITAL CORP.

Corporate Directory

Q3 2009 Supplemental

Executive Officers

Roger M. Cozzi
Chief Executive Officer
Director, Investment Committee

Timothy J. O'Connor
President

Robert R. Foley
Chief Operating Officer

Jon W. Clark
Chief Financial Officer

Executive Vice Presidents

Michael G. Kavourias
Chief Legal Officer

Edward J. Matey Jr.
General Counsel

Independent Auditors

Ernst & Young LLP
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Non-Officer Directors

Allan J. Baum
Director; Audit Committee;
Compensation Committee;
Private Investor

Marc Holliday
Director, Investment Committee
Chief Executive Officer, SL Green Realty Corp.

Jeffrey E. Kelter
Director; Compensation Committee;
Nominating and Corporate Governance Committee;
Investment Committee;
Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg
Director; Audit Committee;
Nominating and Corporate Governance Committee;
Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven
Director; Audit Committee;
Compensation Committee;
Nominating and Corporate Governance Committee;
President, Forsyth Street Advisors, LLC

Headquarters

420 Lexington Avenue, Suite 1926
New York, NY 10170
(212) 297-1000
(212) 297-1090 fax
www.gkk.com

39